Summary of Significant Accounting Policies	6 Months Ended
Jan. 31, 2026
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation and principle of consolidation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. GAAP for interim financial information and pursuant to the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”). Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete annual financial statements. In the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation of the Group’s unaudited condensed consolidated financial position, results of operations and cash flows have been included. Operating results for the six months ended January 31, 2026 are not necessarily indicative of the results that may be expected for the year ending July 31, 2026. These unaudited condensed consolidated financial statements should be read in conjunction with the Group’s audited consolidated financial statements and related notes as of and for the year ended July 31, 2025.

Uses of estimates

In preparing the unaudited condensed consolidated financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates are based on information available as of the date of the unaudited condensed consolidated financial statements. Actual results could differ from those estimates. There were no material changes to the Group’s significant estimates from those disclosed in the audited consolidated financial statements as of and for the year ended July 31, 2025, except for updates made in the ordinary course of preparing interim financial statements.

Summary of significant accounting policies and interim disclosure basis

There have been no material changes to the Group’s significant accounting policies from those disclosed in the audited consolidated financial statements as of and for the year ended July 31, 2025, except as disclosed in these notes. Certain annual disclosures have been condensed or omitted consistent with interim reporting requirements.

The Group continues to qualify as an emerging growth company and has elected to use the extended transition period for complying with new or revised accounting standards.

Cash and cash equivalents

Cash and cash equivalents include currency on hand and deposits held by banks and financial institutions that can be added or withdrawn without limitation. The Company holds most of its cash and cash equivalents in Japan and the United States. The deposits for payment and settlement purposes held by banks and certain specified financial institutions in Japan are insured by Deposit Insurance Corporation of Japan (“DICJ”) without any coverage limit while the general deposits are covered by insurance provided by DICJ with a maximum limitation of JPY 10,000,000 (approximately $64,792) per depositor per financial institution. The deposits held by banks and financial institutions in the United States are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to USD 250,000 per depositor per insured financial institution. The deposits held by banks and financial institutions in Singapore are insured by Singapore Deposit Insurance Corporation Limited (“SDIC”) with a maximum limitation of SGD 100,000 (approximately $78,746) per depositor per financial institution. The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of January 31, 2026 and July 31, 2025, the Group did not have any cash equivalents.

Restricted Cash

Restricted cash consists of cash used as security deposits to secure its leases and to meet certain requirements related to international money transfers. The Group is required to keep certain amounts on deposit that are subject to withdrawal restrictions. These security deposits at the bank are refundable only when the related agreements are terminated. The restricted cash is classified as a current asset if the related agreements are expected to be terminated within one year, and as a non-current asset if otherwise.

Expected credit loss

The Group adopted Financial Standards Accounting Board (“FASB”) Accounting Standards Codification (“ASC”) 326 “Financial Instruments — Credit Losses” (“ASC 326”) on August 1, 2023 by applying the modified retrospective approach. The adoption of ASC 326 did not have a material impact on the Group’s unaudited condensed consolidated financial statements.

The Group’s accounts receivable, loan to third party, which are included in the prepaid expenses and other current assets in the condensed consolidated balance sheets, and deposits which are included in the other noncurrent assets in the condensed consolidated balance sheets are within the scope of ASC 326. ASC 326 introduces an approach based on expected credit losses on financial assets at amortized cost. Upon adoption of ASC 326, the Group estimates the expected credit losses for accounts receivable using the roll-rate method on a collective basis when similar risk characteristics exist. The roll-rate method stratifies the receivables balance by delinquency stages and projected forward in three-month increments using historical roll rate. In each year of the simulation, losses on the receivables are captured, and the ending delinquency stratification serves as the beginning point of the next iteration. The loss rate calculated for each delinquency stage is then adjusted for both current and forecasts of economic conditions. The management then applied the adjusted loss rate to respective receivables balance. For deposit and loan to third party, the Group uses the loss-rate method to evaluate the expected credit losses on an individual basis. When establishing the loss rate, the Group makes the assessment on various factors, including historical experience, credit-worthiness of debtors, current economic conditions, reasonable and supportable forecasts of future economic conditions, and other factors that may affect its ability to collect from the debtors. The Group also provides specific provisions for allowance when facts and circumstances indicate that the receivable is unlikely to be collected.

Expected credit losses are included in general and administrative expenses in the unaudited condensed consolidated statements of comprehensive income. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

Accounts receivable, net

Accounts receivable are presented net of allowance for credit losses and are primarily in-transit payments due from payment processing companies for in-game purchases made by gamers. Accounts receivable is recognized in the period when the Group has an unconditional right to consideration for services provided to its customers. The allowance for credit losses as of January 31, 2026 and July 31, 2025 was $nil and $nil, respectively.

Advance to game developers, net

Advance to game developers, net represents advances made to game developers to support their game development activities. There were no material changes to the Group’s accounting policy for advances to game developers during the six months ended January 31, 2026. As of January 31, 2026 and July 31, 2025, valuation provisions of $562,396 and $8,115,468, respectively, had been provided for advances to game developers.

Prepaid royalties, net

The Group evaluates the expected future realization of prepaid royalties each quarter. There were no material changes to the Group’s accounting policy for prepaid royalties during the six months ended January 31, 2026. For the six months ended January 31, 2026 and 2025, the Group incurred impairment losses on prepaid royalties of $nil and $278,747, respectively.

Fair value measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

●	Level 3 — inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair value of the Group’s financial instruments, including cash and cash equivalents, accounts receivable, other receivables, accounts payable, accrued liabilities and other payables, and income taxes payable, approximated the fair value of the respective assets and liabilities as of January 31, 2026 and July 31, 2025 based upon the short-term nature of the assets and liabilities.

Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation. Depreciation of property and equipment is provided using the straight-line method over their expected useful lives, as follows:

Useful life
Buildings	17 – 29 years
Leasehold improvement	Lesser of useful life and lease term
Automobiles	3 – 6 years
Office and electric equipment	3 – 10 years

Expenditures for maintenance and repairs, which do not materially extend the useful lives of the assets, are charged to expense as incurred. Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. The cost and related accumulated depreciation of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in the unaudited condensed consolidated statements of comprehensive income.

Leases

Effective August 1, 2021, the Group adopted ASC 842, Leases. The adoption of this standard did not have a material impact on the Group’s unaudited condensed consolidated financial statements. Therefore, no adjustments to opening retained earnings were necessary. The Group leases administrative office, which is classified as operating leases in accordance with Topic 842. Under Topic 842, lessees are required to recognize the following for all leases (with the exception of short-term leases, usually with an initial term of 12 months or less) on the commencement date: (i) lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and (ii) right-of-use (“ROU”) asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term.

At the commencement date, the Group recognizes the lease liability at the present value of the lease payments not yet paid, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Group’s incremental borrowing rate for the same term as the underlying lease. The ROU asset is recognized initially at cost, which primarily comprises the initial amount of the lease liability, plus any initial direct costs incurred, less any lease incentives received. All ROU assets are reviewed for impairment annually. The Group also established a capitalization threshold of $10,000 for lease to be recognized as ROU and lease liability.

Investment in films and television programs

Investment in films and television programs includes the unamortized costs of films and television programs. From time to time, the Company entered into certain investment and collaboration agreements with other qualified investors and the production management entities pursuant to which the Company agreed to invest a fixed amount of money in the respective Japanese animation films and television programs in exchange for a share of revenue proportional to its investment percentage after deducting operating expenses, administrative fees and related taxes. The initial investment in films and television programs is capitalized when incurred and subsequently amortized over the estimated period of use.

Internal-use software development costs

The Company accounts for internal-use software in accordance with ASU 2025-06, adopted effective August 1, 2025 on a prospective basis.

The Company capitalizes certain costs incurred in connection with developing or obtaining internal-use software and hosted cloud computing arrangements. Costs capitalized primarily include, 1) payroll and payroll-related costs for employees directly involved in software development activities; 2) fees paid to third-party developers and consultants; and 3) certain implementation and configuration costs associated with cloud-based software arrangements.

Capitalization begins when (a) management authorizes and commits to funding the software project, and (b) it is probable that the project will be completed and the software will be used to perform its intended function ("probable-to-complete recognition threshold"). Significant development uncertainty exists if the software involves technological innovations, novel or unproven features not yet resolved by coding/testing, or if performance requirements are not fully identified. During this period of uncertainty, costs are expensed as incurred. Capitalization ceases when the software project is substantially complete and ready for its intended use, which typically occurs after all substantial testing is completed.

Capitalized software costs are amortized on a straight-line basis over the estimated useful life of the related software once placed into service and amortized over the term of the hosting arrangement.

For the six months ended January 31, 2026, the Company capitalized $2,101,942 qualifying internal-use software development cost.

Deferred offering costs

The Group complies with ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Deferred offering costs consist of underwriting, legal, accounting and other expenses incurred through the balance sheet date that are directly related to the intended initial public offering (“IPO”). Deferred offering costs will be charged to shareholders’ equity upon the completion of the IPO. Should the IPO prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to the unaudited condensed consolidated statements of comprehensive income. As of January 31, 2026 and July 31, 2025, deferred IPO costs were $nil and $1,429,523, respectively.

Impairment of long-lived assets

Long-lived assets with finite lives, primarily prepaid royalties, property and equipment and investment in films and television programs, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For the six months ended January 31, 2026 and 2025, the Group had impairment losses of $nil and $nil, respectively, related to its investment in films and television programs.

Share-Based Compensation

The Company accounts for share-based compensation in accordance with ASC 718 Compensation—Stock Compensation. Share-based compensation cost is measured at the grant-date fair value of equity awards and is recognized as expense over the requisite service period, which is generally the vesting period of the respective awards. For awards that vest immediately, compensation cost is recognized in full on the grant date. The Company recognizes forfeitures as they occur.

The fair value of stock options is estimated on the grant date using the Black-Scholes option pricing model. The determination of fair value using this model requires management to make assumptions and judgments regarding a number of variables, including the expected term of the awards, the expected volatility of the Company’s common stock, the risk-free interest rate, and the expected dividend yield. The Company estimates expected volatility based on the historical volatility of comparable publicly traded companies, as the Company has limited historical trading data for its own common stock. The expected term of stock options is estimated using the simplified method, as appropriate. The risk-free interest rate is based on U.S. Treasury yields in effect at the time of grant for instruments with a term commensurate with the expected term of the awards. The expected dividend yield is assumed to be zero, as the Company has no history of paying dividends and does not expect to pay dividends in the foreseeable future.

For the six months ended January 31, 2026, the Company granted stock options that were fully vested on the grant date; accordingly, the related share-based compensation cost was recognized immediately upon grant. No stock options were exercised during the six months ended January 31, 2026.

Revenue recognition

The Group generates its revenues primarily through sales of its services to game developers and recognizes revenue in accordance with ASC 606. The core principle requires an entity to recognize revenue to depict the transfer of controls over goods or services to customers in an amount that reflects the consideration that it expects to be entitled to receive in exchange for those goods or services recognized as performance obligations are satisfied.

ASC 606 requires the use of a new five-step model to recognize revenue from customer contracts. The five-step model requires that the Group (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the respective performance obligations in the contract, and (v) recognize revenue when (or as) the Group satisfies the performance obligation. The application of the five-step model to the revenue streams compared to the prior guidance did not result in significant changes in the way the Group records its revenue.

The Group enters into contracts with third-party game developers to provide a range of services, including but not limited to facilitating the use of intellectual property (IP) derived from Japanese animation titles for game development and offering game distribution services. Each contract contains one game expected to be developed by the game developer and the associated services to be provided by the Group for the game. Game developers use these services to develop and monetize Japanese animation IP-based games through the Group’s HTML 5 gaming platform at G123.jp. In return, the Group receives a fixed proportion of the end-users’ in-game purchase amount, representing the variable consideration for the services rendered. Each contract generally allows the game developer to develop a specific game using the IP access to them in a period of two to three years. In general, the Group has distributed the developed games on behalf of game developers through its platform, enabling end users to access games for an initial period of three years from the date the game is launched. The game developers are responsible for fulfilling gaming activities and providing in-game items to end users upon request. End users purchase in-game items within the games, and the order information including the amount to be collected is transferred from the game to the Group, which partners with various payment processing companies to facilitate payment collection from end users. Based on the payment status, game developers deliver the requested in-game items to end users. The price as well as the useful lives of in-game items vary and are solely defined and controlled by the game developers. The Group does not provide any incentive to end users for their purchase of in-game items. The Group does not control or have the ability to modify the games. All intellectual property rights to the games remain with the game developers. These services provided to the game developers represent the Group’s ordinary activities, aligning with its operational objectives. Accordingly, the Group identifies game developers as its customers, and these contracts meet the criteria for a customer contract under ASC 606.

The Group has determined that its contracts with game developers includes up to four distinct performance obligations: (1) providing access to IP-related content for game development, (2) online gaming distribution services, (3) game development support services, and (4) game marketing and advertising services. These performance obligations all comprise series of services that are satisfied over time, as customers simultaneously receive and consume the benefits of the services as the Group performs. These services are provided throughout the contractual term and cannot be selectively used, paused, or opted out of by game developers once the contract is in effect.

The variable consideration to be received by the Group relates to the uncertainties inherent in the benefits to and usage by the game developers, as it is directly linked to the actual in-game purchase amounts generated by end users. In accordance with ASC 606-10-32-40, the Group’s variable consideration arrangement with its customers qualifies for the variable consideration allocation exception.  In accordance with ASC 606-10-32-39, the Company allocates the variable consideration to the distinct time periods (e.g., each month) in which the services are provided, rather than across the entire contract. The Company recognizes revenue monthly based on the actual top-up amounts multiplied by the predetermined fixed revenue share percentage, which reflects the value of services transferred during that period. The allocation among the four performance obligations is not further disaggregated, as the total transaction price earned each day or month is fixed and measurable, and no additional allocation is required. This amount of revenue recognized served as an appropriate measure of the value received by the customers. Other than the aforementioned variable consideration, there is no other fixed and variable fee arrangement between the Group and its customers. The Group does not allow refund for services provided and the Group does not provide any incentive to game developers for services provided.

As part of the online gaming distribution services, the Group collects in-game purchase amounts from end-users on behalf of game developers from third-party payment processing companies such as PayPal. The Group withholds its share of the in-game purchase amount. The balance to be paid to game developers is initially recognized as a liability and derecognized when paid. $2,627,155 and $2,369,304 was payable to game developers related to their share of in-game purchases and recorded in accounts payable in the condensed consolidated balance sheets as of January 31, 2026 and July 31, 2025, respectively.

Contract Assets and Liabilities

The Group did not have material contract assets or contract liabilities as of January 31, 2026 and July 31, 2025. The Group provides advances to game developers to support their game development activities. See “Advance to game developers, net” above for the Group’s accounting policies related to advances to game developers.

Disaggregation of Revenues

The Group disaggregates its revenue from contracts by end users’ geographic locations, as the Group believes this presentation best depicts how the nature, amount, timing and uncertainty of revenue and cash flows are affected by economic factors. The Group’s disaggregation of revenues for the six months ended January 31, 2026 and 2025 is as follows:

	For the Six Months Ended January 31,
	2026	2025
Japan	$28,001,147	$29,359,316
Korea	4,556,323	4,448,606
Taiwan, Hong Kong and Macau	3,016,593	2,177,242
North America	2,912,624	2,916,368
Europe	1,327,806	1,213,472
Other	1,117,854	1,098,903
Total revenue	$40,932,347	$41,213,907

Cost of revenue

The Group’s cost of revenue primarily consists of royalties paid to intellectual property holders, cost associated with the provision of game developer support services, the maintenance of the Group’s G123 game distribution platform, transaction fees for payment processing and etc.

Advertising expenses

Advertising expenses primarily include advertisements for the Group’s G123 gaming platform and games distributed on the platform. Advertising costs are expensed as incurred. Advertising expenses charged to selling and marketing expenses in the unaudited condensed consolidated statements of comprehensive income were $18,760,029 and $24,651,703 for the six months ended January 31, 2026 and 2025, respectively.

Research and development expenses

In connection with the design and development of our distribution platform and related tools and technology, the Group expense all internal research costs as incurred, which primarily comprise employee costs, internal and external costs related to execution of studies, testing costs, and depreciation for property and equipment used in the research and development activities.

Income taxes

The Group accounts for current income taxes in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the unaudited condensed consolidated financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

No significant penalties or interest relating to income taxes were incurred during the six months ended January 31, 2026 and 2025. The Group does not believe there was any material uncertain tax provision as of January 31, 2026 and July 31, 2025.

The Group’s subsidiary in Japan are subject to the income tax laws of Japan. As of July 31, 2025, the tax years ended July 31, 2023 through July 31, 2025 for the Company’s operating entities in Japan remain open for statutory examination by the Japanese tax authorities. The Company’s subsidiaries in Singapore, the People’s Republic of China (“PRC”), Hong Kong, and the United States, as well as, its VIEs in the PRC and Taiwan, are subject to income taxes in their respective jurisdictions. As of July 31, 2025, the tax years since the years of incorporations of these subsidiaries and VIEs through July 31, 2025 remain open for statutory examination by the relevant taxing authorities.

Earnings per share

The Group computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings Per Share.” Basic EPS is measured as net income divided by the weighted average ordinary shares outstanding for the period. Diluted EPS presents the dilutive effect of potential ordinary shares, if any. As of January 31, 2026 and July 31, 2025, there were no dilutive shares, subject to management confirmation.

Risks and uncertainties

Political and economic risk

The Group distributes games to global end users on behalf of game developers. For the six months ended January 31, 2026 and 2025, a significant portion of the Group’s revenue was ultimately contributed by end users in Japan, the United States, South Korea and Taiwan. Accordingly, the Group’s business, financial condition and results of operations may be influenced by political, economic and legal environments in these jurisdictions.

Credit risk

As of January 31, 2026 and July 31, 2025, $3,005,477 and $961,946 of the Group’s cash was on deposit at financial institutions in Japan, respectively, which were insured by the Deposit Insurance Corporation of Japan subject to certain limitations. As of January 31, 2026 and July 31, 2025, $2,388,907 and $10,204,181 of the Group’s cash was on deposit at financial institutions in Singapore, respectively, which were insured by Singapore Deposit Insurance Corporation Limited subject to certain limitations. As of January 31, 2026 and July 31, 2025, $460,452 and $518,847 of the Group’s cash was on deposit at financial institutions in Taiwan, respectively, which were insured by Central Deposit Insurance Corporation (“CDIC”) subject to certain limitations. As of January 31, 2026 and July 31, 2025, $59,726 and $534,082 of the Group’s cash was on deposit at financial institutions in PRC, respectively, which were insured by Deposit Insurance Fund Management Co., Ltd. (“DIFM”) subject to certain limitations. As of January 31, 2026 and July 31, 2025, $13,712,941 and $149,604 of the Group’s cash was on deposit at financial institutions in the United States, respectively, which were insured by FDIC subject to certain limitations. The Group has not experienced any losses in such accounts in each of the respective jurisdictions.

Accounts receivable are typically unsecured and derived from in-transit end-user top-ups to be received from third-party payment processing companies. These balances generally settle within a few days to a week. Management should confirm subsequent collection of accounts receivable outstanding as of January 31, 2026.

Concentrations

As of January 31, 2026 and July 31, 2025, majority of the Group’s assets were located in Japan, Singapore and the United States.

The Group’s revenue was ultimately generated from end-users’ in-game purchases. Revenue generated from end users located in Japan accounted for 68.41% and 71.24% of revenue for the six months ended January 31, 2026 and 2025, respectively.

Revenue from significant customers and related games representing 10% or more of the Group’s revenue for the respective years are summarized as follows:

	For the Six Months Ended January 31,
	2026 (Unaudited)	2025 (Unaudited)
Customer E (Game: Arifureta: From Commonplace to World’s Strongest Rebellion Soul)	19.28%	*	%
Customer E (Other games)	4.64%	*	%
Customer E subtotal	23.92%	*	%
Customer A (Game: Vivid Army)	23.45%	28.61%
Customer A (Other games)	0.02%	*	%
Customer A subtotal	23.47%	28.61%
Customer D (Game: High School D×D Operation Paradise Infinity)	12.32%	15.87%
Customer D (Other games)	0.34%	*	%
Customer D subtotal	12.66%	*	%
Customer F (Game: I've Been Killing Slimes for 300 Years and Maxed Out My Level: Witchcraft)	6.51%	*	%
Customer F (Game:Crayon Shinchan My Sugoroku Great Strategy)	4.12%	*	%
Customer F subtotal	10.63%	*	%
Customer B (Game: Queens Balde)	* %	11.91%
Customer B (Game: Strike the Blood Daybreak)	* %	2.65%
Customer B subtotal	* %	14.56%
Customer C (Game: So I’m a Spider, So What? Labyrinth Ruler)	* %	15.87%

*:	Revenue from the customer and the related games representing less than 10% of the Group’s revenue for the respective years.

	As of
	January 31, 2026 (Unaudited)		July 31, 2025
Customer A	57.82%		51.00%
Customer D	*	%	14.02%

*:	Accounts payable due to the customer representing less than 10% of the Group’s accounts payable as of respective date

Accounts receivable due from significant third-party payment processing companies representing 10% or more of the Group’s accounts receivable as of January 31, 2026 and July 31, 2025 are as follows:

	As of
	January 31, 2026 (Unaudited)	July 31, 2025
Payment processing company I	53.1%	65.9%
Payment processing company II	10.8%	12.7%

*:	Accounts receivable due from these payment processing companies as of the respective period is less than 10%.

Purchases made from significant suppliers representing 10% or more of the Group’s purchases for the six months ended January 31, 2026 and 2025 are as follows:

	For the Six Months Ended January 31,
	2026 (Unaudited)	2025 (Unaudited)
Supplier X	37.61%	17.65%
Supplier Y	17.27%	26.96%

Foreign currency translation

The functional currency for CTW Cayman and its subsidiaries in Hong Kong and Singapore are U.S Dollar (“US$”). The Group’s functional currency for its Japanese subsidiary is the Japanese Yen (“JPY”). The functional currency for its Taiwan VIE is the New Taiwan Dollars (“NTD”) and the functional currency for its subsidiaries in mainland China is Chinese Yuan (“CNY”). The Group’s Consolidated financial statements have been translated into the reporting currency of U.S. Dollars (“US$”). Assets and liabilities of the Group are translated at the exchange rate at each reporting period end date. Equity is translated at historical rates. Income and expense accounts are translated at the average rate of exchange during the reporting period. The resulting translation adjustments are reported under other comprehensive income. Gains and losses resulting from foreign currency transactions are reflected in the results of operations.

The following table outlines the currency exchange rates that were used in creating the Consolidated financial statements in this report:

31-Jan-26		31-Jan-25		31-Jul-25
Year-end spot rate	Average rate	Year-end spot rate	Average rate	Year-end spot rate	Average rate
US$1=JPY154.3400	US$1=JPY152.3198	US$1=JPY154.9100	US$1=JPY150.4900	US$1=JPY150.6000	US$1=JPY148.6506
US$1=RMB6.9510	US$1=RMB7.0897	US$1=RMB7.2422	US$1=RMB7.1818	US$1=RMB7.2002	US$1=RMB7.2067
US$1=TWD31.5100	US$1=TWD30.8451	US$1=TWD32.8500	US$1=TWD32.3482	US$1=TWD29.9100	US$1=TWD31.8010

Recent accounting pronouncements

The Group considers the applicability and impact of all accounting standards updates (“ASUs”). Management periodically reviews new accounting standards that are issued.

In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures”. This ASU requires additional quantitative and qualitative income tax disclosures to enable financial statements users better assess how an entity’s operations and related tax risks and tax planning and operational opportunities affect its tax rate and prospects for future cash flows. This ASU is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The Group has adopted this guidance effective August 1, 2025 and the adoption of this ASU does not have a material impact on Group’s unaudited condensed consolidated financial statements.

In March 2024, the FASB issued ASU No. 2024-02, “Codification Improvements – Amendments to Remove References to the Concepts Statements”. The amendments in this ASU remove the various references to FASB Concept Statements from the codification to make clear distinction between authoritative and non-authoritative literature in the codification. This is ASU is effective for fiscal years beginning after December 15, 2024 with early adoption permitted. The adoption of this ASU is not expected to have a material impact on the Group’s unaudited condensed consolidated financial statements.

In November 2024, the FASB issued ASU No. 2024-03, “Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40”. This ASU addresses improvements to disclosures surrounding operating expenses, including purchases of inventory, employee compensation, depreciation, amortization, and depletion, which are all normally included in common expense captions on the face of the income statement. Any expenses remaining in relevant expense captions that are not disaggregated should be accompanied with a qualitative disclosure as to their nature. This ASU is effective for fiscal years beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027, with early adoption permitted. The Group is currently evaluating the effect this standard will have on its unaudited condensed consolidated financial statements and related disclosures.

In September 2025, the FASB issued ASU No. 2025-06, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Accounting for Internal-Use Software. This ASU provides updated guidance on the accounting for internal-use software, including clarifying the scope of software arrangements, aligning the capitalization guidance for certain cloud computing and software development arrangements, and enhancing consistency in the recognition of implementation costs. The Company early adopted ASU 2025-06 on August 1, 2025, on a prospective basis. Accordingly, the updated guidance is applied to qualifying costs incurred on or after the adoption date, while prior period amounts were not adjusted. Since adoption, the Company has capitalized approximately $2.1 million of qualifying internal-use software and cloud computing implementation costs, which are included within other noncurrent assets in the consolidated balance sheets. The adoption of this ASU did not have a material impact on the Company’s consolidated financial position or cash flows; however, it reduced operating expenses and net loss for the period by the amount capitalized, and may affect the timing of expense recognition for such costs in future periods.